UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 5, 2015

Date of Report (Date of earliest event reported)

Primoris Services Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201

(Address of principal executive offices)

(Zip Code)

(214) 740-5600

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                              Results of Operations and Financial Condition.

On May 5, 2015, Primoris Services Corporation, a Delaware corporation (“Primoris”, the “Company”) issued a press release announcing its financial performance for the year and first quarter ended March 31, 2015.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02(b)                               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 1, 2015, the Board of Directors elected David King as a Class C member of the Board of Directors. Mr. King has been the Company’s Chief Operating Officer since March 24, 2014, and his term will expire at the 2017 annual meeting.  . With this appointment, the Board now consists of seven members, four of whom are independent Directors.

Item 5.07                                             Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Primoris, was held on May 1, 2015.  The total number of shares of the Company’s common stock issued, outstanding and entitled to vote at the meeting was 51,569,564 shares.  Represented at the meeting either in person or by proxy were 45,683,974 shares, or 88.6% of shares entitled to vote.  The results of the votes for the proposals were as follows:

Proposal 1

To elect one Class A director to hold office for a three-year term expiring at the annual meeting of stockholders to be held in 2018 or until their respective successors are elected and qualified.

•                  Brian Pratt

•                  Votes “For” — 41,664,540; votes “Withheld — 717,830; Broker “Non-Votes” 3,301,604

•                  Thomas E. Tucker

•                  Votes “For” — 42,090,692; votes “Withheld — 291,678; Broker “Non-Votes” 3,301,604

•                  Peter C. Brown

•                  Votes “For” — 42,156,356; votes “Withheld — 226,014; Broker “Non-Votes” 3,301,604

In addition to the director elected above, the following directors’ term of office continued after the meeting until subsequent annual meetings of the stockholders:

Class B: — Directors with terms expiring at the 2016 annual meeting of stockholders:

•                  Stephen C. Cook

•                  Peter J. Moerbeek

Class C — Directors with terms expiring at the 2017 annual meeting of stockholders:

•                  Robert A. Tinstman

•                  David King

Proposal 2

To ratify the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

•                  Votes “For” — 45,438,896

•                  Votes “Against” — 14,030

•                  Votes “Abstain” — 231,048

Item 8.01            Other Events.

Declaration of Cash Dividend to Stockholders

On May 1, 2015, the Board of Directors declared a cash dividend of $0.055 per common share for stockholders of record as of June 30, 2015, payable on or about July 15, 2015.

Item 9.01.                 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Dated: May 5, 2015	By:	/s/ Peter J. Moerbeek
Peter J. Moerbeek
Executive Vice President, Chief Financial Officer